FINANCE INCOME AND FINANCE COSTS (Tables)	12 Months Ended
Dec. 31, 2020
Summary of Finance income and finance cots
In Thousands of US Dollars
Description	2020	2019	2018

Interest income	$27	$213	$72
Net foreign exchange gain(loss)	(3)	(12)	(7)
Finance income	24	201	65
Interest and bank charges	(30)	(18)	(18)
Financial costs	(30)	(18)	(18)
Operating lease interest expense	(12)	(20)	-
Total finance income and costs	$(18)	$163	$47